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                       NEW ENGLAND LIFE INSURANCE COMPANY

                              501 BOYLSTON STREET
                          BOSTON, MASSACHUSETTS 02116
                                 (617) 578-2000

                           ZENITH FLEXIBLE LIFE 2001

                       SUPPLEMENT DATED DECEMBER 31, 2003
                                       TO
                          PROSPECTUS DATED MAY 1, 2003

The following replaces the corresponding section of the Prospectus in its entirety:

AMOUNT PROVIDED FOR INVESTMENT UNDER THE POLICY

     INVESTMENT START DATE.   Your initial net premium is credited with
investment performance as of the investment start date. The investment start date is the later of the Policy Date and the date we first receive a premium payment for the Policy. For this purpose, receipt of the premium payment means the earlier of receipt by a NELICO agency or by our Designated Office. (See "Receipt of Communications and Payments at NELICO's Designated Office.")

     PREMIUM WITH APPLICATION.   If you make a premium payment with the
application, unless you request otherwise, the Policy Date is the date the Policy application is approved. Monthly Deductions begin on the Policy Date. The amount of premium paid with the application must be at least 10% of the annual Planned Premium for the Policy. You may only make one premium payment before the Policy is issued. If we decline an application, we refund the premium payment made.

     If you make a premium payment with the application, we will cover the insured under a temporary insurance agreement beginning on the later of the date the application is signed or the date of any required medical examination. (See "Death Benefits.")

     PREMIUM ON DELIVERY.   If you pay the initial premium upon delivery of the
Policy, unless you request otherwise, the Policy Date is the date of delivery, and the investment start date is the date your premium payment is received by a NELICO agency or at our Designated Office, whichever is earlier. Monthly Deductions begin on the Policy Date. We credit interest at a 4% net annual rate on the net Minimum Premium (see "Lapse") for any period by which the Policy Date precedes the investment start date. Insurance coverage begins when we receive the Minimum Premium due for the first quarter (or on receipt of the number of monthly payments due under NELICO's Master Service Account arrangement.)

     BACKDATING.   We may sometimes backdate a Policy, if you request, by
assigning a Policy Date earlier than the date the Policy application is approved. You may wish to backdate so that you can obtain lower cost of insurance rates, based on a younger insurance age. Backdating in some cases causes a higher Surrender Charge if it results in the Surrender Charge being based on a lower age bracket. (See "Surrender Charge.") For a
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backdated Policy, you must also pay the Minimum Premium payable for the period between the Policy Date and the investment start date. As of the investment start date, we allocate to the Policy those net premiums, adjusted for monthly Policy charges and interest at a 4% net annual rate for that period.

The following replaces the first paragraph under ALLOCATION OF NET PREMIUMS in the Prospectus:

     We generally hold your initial net premium in the State Street Research Money Market Sub-Account from the investment start date until the later of 45 days after the application is signed or 10 days after we mail the Notice of Withdrawal Right. Then we allocate the Policy's cash value to the Sub-Accounts and/or the Fixed Account as you choose.

The following replaces the first paragraph under DEATH BENEFITS in the
Prospectus:

     If the insured dies while the Policy is in force we pay a death benefit to the beneficiary. Coverage under the Policy generally begins when you pay the initial premium. If you make a premium payment with the application, we will cover the insured under a temporary insurance agreement for a limited time that begins on the later of the date we receive the premium payment or the date of any required medical examination. Temporary coverage is not available for proposed insureds who have received medical treatment for, or been diagnosed as having, certain conditions or diseases specified in the temporary insurance agreement. The maximum temporary coverage is the lesser of the amount of insurance applied for and $1,000,000. These provisions vary in some states.

The following replaces the definition of POLICY DATE contained in the GLOSSARY in the Prospectus:

     POLICY DATE.   The date on which coverage under the Policy and Monthly
Deductions begin. If you make a premium payment with the application, unless you request otherwise, the Policy Date is generally the date the Policy application is approved. If you choose to pay the initial premium upon delivery of the policy, unless you request otherwise, the Policy Date is generally the date on which the Policy is delivered to you. Under our current administrative rules, any Policy that would be dated on the 29th, 30th or 31st of the month will receive a Policy Date of the 28th.

VL-208-03